Earnings per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings per Share
(13)   Earnings per Share
Stock Dividend On July 1, 2017, the Company paid a special stock dividend of four percent to common shareholders of record at the close of business on June 15, 2017. For all periods presented, share information, including basic and diluted earnings per share, has been adjusted retroactively to reflect this change.
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share gives effect to all dilutive potential common shares that were outstanding during the year.
Presented below is a summary of the components used to calculate basic and diluted earnings per common share, which have been restated for all stock dividends.
	2017	2016	2015
Basic earnings per common share:
Net income available to shareholders	$3,414	$7,282	$8,599
Basic earnings per share	$0.59	$1.24	$1.46
Diluted earnings per common share:
Net income available to shareholders	$3,414	$7,282	$8,599
Average shares outstanding	5,826,346	5,864,153	5,884,984
Effect of dilutive stock options	5,284	0	0
Average shares outstanding including dilutive stock options	5,831,630	5,864,153	5,884,984
Diluted earnings per share	$0.59	$1.24	$1.46

Under the treasury stock method, outstanding stock options are dilutive when the average market price of the Company’s common stock, when combined with the effect of any unamortized compensation expense, exceeds the option price during the period, except when the Company has a loss from continuing operations available to common shareholders. In addition, proceeds from the assumed exercise of dilutive options along with the related tax benefit are assumed to be used to repurchase common shares at the average market price of such stock during the period.
The following options to purchase shares during the years ended December 31, 2017, 2016 and 2015 were not included in the respective computations of diluted earnings per share because the exercise price of the option, when combined with the effect of the unamortized compensation expense, was greater than the average market price of the common shares and were considered anti-dilutive.
	2017	2016	2015
Anti-dilutive shares	0	46,244	67,893
Dilutive shares	20,103	0	0
Repurchase Program On August 6, 2015, the Board of Directors authorized a share repurchase plan to purchase through open market transactions $2.0 million market value of the Company’s common stock. On August 8, 2017 the Board authorized the repurchase of an additional $1.5 million market value of the Company’s common stock. As of December 31, 2017, the Company had repurchased a total of 87,041 shares of common stock pursuant to the plan at an average price of  $17.63 per share, including 43,148 shares of common stock repurchased pursuant to the plan during the year ended December 31, 2017 at an average price of  $20.36 per share. At December 31, 2017, approximately $1.9 million remained available for the purchase of shares under the plan. The current plan expires September 8, 2018 unless renewed.